UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

PATHFINDER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36695	38-3941859
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

214 West First Street, Oswego, New York 13126

(Address of principal executive offices) (Zip Code)

(315) 343-0057

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 8, 2019, Pathfinder Bancorp, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Castle Creek Capital Partners VII, L.P. (“Castle Creek”), pursuant to which the Company sold: (i) 37,700 shares of the Company’s common stock, par value $0.01 per share, at a purchase price of $14.25 per share (the “Common Stock”); (ii) 1,155,283 shares of a new series of preferred stock, Series B convertible perpetual preferred stock, par value $0.01 per share, at a purchase price of $14.25 per share (the “Series B Preferred Stock”); and (iii) a warrant to purchase 125,000 shares of Common Stock at an exercise price equal to $14.25 per share (the “Warrant”), in a private placement (the “Private Placement”) for gross proceeds of approximately $17.0 million.

Each share of Series B Preferred Stock will be convertible on a one for one basis into either (i) Common Stock under certain circumstances or (ii) non-voting common stock, par value $0.01 per share (which will also be convertible into Common Stock), subject to approval of the creation of such class of non-voting common stock by the Company’s stockholders (the “Non-Voting Common Stock,” together with the Common Stock, Series B Preferred Shares and the Warrant, the “Securities”). Pursuant to Nasdaq rules, Castle Creek may not convert the Series B Preferred Stock or, in the future the Non-Voting Common Stock into Common Stock, or exercise the Warrant if doing so would cause Castle Creek when combined with the purchases of certain directors and executive officers of the Company as well as other accredited investors in the Private Placement to own more than 19.99% of the Common Stock outstanding immediately prior to the execution of the Securities Purchase Agreement (the “Exchange Cap”). The Company must request stockholder approval to eliminate the Exchange Cap no later than at the 2021 annual meeting of Company stockholders. In addition, Castle Creek will need the approval or non-objection of the Board of Governors of the Federal Reserve System and the New York Department of Financial Services (the “Bank Regulatory Authorities”) if it seeks to increase its ownership of shares of Common Stock in excess of 9.9% of the outstanding shares of Common Stock. Following the Private Placement, Castle Creek will own 9.9% of Pathfinder’s Common Stock.

The Company intends to use the net proceeds of the Private Placement to strengthen the Company’s current balance sheet, improve the regulatory capital of the Company’s wholly-owned subsidiary, Pathfinder Bank, support organic growth opportunities and for general corporate purposes. The Securities Purchase Agreement contains representations, warranties, and covenants of the Company and Castle Creek that are customary in private placement transactions and is subject to customary closing conditions.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The issuance of the Securities pursuant to the Securities Purchase Agreement and the Subscription Agreement (discussed below) is exempt from registration pursuant to the exemption provided under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The offering was made only to accredited investors as that term is defined in Rule 501(a) of Regulation D under the Act.

Series B Preferred Stock

On May 8, 2019, the Company filed Articles Supplementary with the Maryland Department of Assessments and Taxation to issue 1,155,283 shares of Series B Preferred Stock (the “Articles Supplementary”) to Castle Creek. The preferences, limitations, powers and relative rights of the Series B Preferred Stock are set forth in the Articles Supplementary and are described below.

Holders of the Series B Preferred Stock will be entitled to receive dividends if declared by the Company’s board of directors, in the same per share amount as paid on the Common Stock. No dividends would be payable on the Common Stock unless a dividend identical to that paid on the Common Stock is payable at the same time on the Series B Preferred Stock.

Each share of Series B Preferred Stock will automatically convert into one share of Non-Voting Common Stock effective as of the close of business on the date that the Company obtains stockholder approval for and files an amendment to the Articles of Incorporation to authorize the class of Non-Voting Common Stock. The Company must request stockholder approval of the amendment to the Articles of Incorporation to authorize the class of Non-Voting Common Stock no later than at the 2021 annual meeting of Company stockholders. Unless the shares of Series B Preferred Stock have previously been converted into shares of Non-Voting Common Stock as described above, each share of Series B Preferred Stock will automatically convert into one share of Common Stock upon a “Permissible Transfer” of such shares of Series B Preferred Stock to a non-affiliate of such holder or may be converted into one share of Common Stock at any time, provided that, upon such conversion, the holder and its affiliates will not own more than 9.9% of the Company’s voting securities, or such greater amount approved by the Bank Regulatory Authorities or violate the Exchange Cap. A “Permissible Transfer” is a transfer by the holder of Series B Preferred Stock (i) to the Company; (ii) in a widely distributed public offering of Common Stock or Series B Preferred Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Series B Preferred Stock but is one in which no one transferee acquires the rights to receive 2% or more of any class of voting securities; (iv) that is part of a transfer of Common Stock or Series B Preferred Stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than 50% of the voting securities of the Company without giving effect to such transfer; or (vi) that is part of a transaction approved by the Board of Governors of the Federal Reserve System.

The Series B Preferred Stock will rank, as to payments of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, pari passu with the Common Stock pro rata. Holders of Series B Preferred Stock will have no voting rights except as may be required by law. The Series B Preferred Stock will not be redeemable by either the Company or by the holder.

The foregoing description of the Articles Supplementary does not purport to be complete and is qualified in its entirety by the full text of the Articles Supplementary attached as Exhibit 3.1 hereto.

Warrant Agreement

Pursuant to the Securities Purchase Agreement, on May 8, 2019, the Company issued a Warrant to Castle Creek to purchase 125,000 shares of Common Stock at an exercise price equal to $14.25 per share. At the same time, the Company entered into a Warrant Agreement (the “Warrant Agreement”) with Castle Creek, to, among other things, authorize and establish the terms of the Warrant, subject to certain adjustments described below. The Warrant is exercisable at any time after May 8, 2019, and from time to time, in whole or in part, until May 8, 2026. However, the exercise of such Warrant remains subject to the Exchange Cap and regulatory approval if Castle Creek’s ownership of Common Stock would exceed 9.9%.

The exercise price and the number of shares of Common Stock for which the Warrant is exercisable are subject to adjustment from time to time upon the occurrence of certain events including: (1) the Company declaring a dividend or making a distribution on its Common Stock in shares of Common Stock, (2) splitting, subdividing or reclassifying the outstanding shares of Common Stock into a greater number of shares, (3) if the Company issues or sells, or agrees to issue or sell, any Common Stock, Series B Preferred Stock, Non-Voting Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock, Series B Preferred Stock or Non-Voting Common Stock (or are otherwise linked to Common Stock) for consideration per share less than the market price, or (4) a distribution to all holders of Common Stock of cash, any shares of any class other than the Company’s Common Stock, evidences of indebtedness of the Company, rights or warrants of the Company. Notwithstanding the foregoing, upon Castle Creek’s election, Castle Creek will receive the same cash dividends on the Warrant as common stockholders instead of an adjustment to the exercise price and the number of shares of Common Stock for which the Warrant is exercisable.

The foregoing description of the Warrant and the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a registration rights agreement with Castle Creek, dated as of May 8, 2019 (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to file a resale registration statement by no later than May 8, 2023 to register the resale of the Securities.

Pursuant to the Registration Rights Agreement, if the Company intends to file a registration statement covering a primary or secondary offering of any of its Common Stock, Series B Preferred Stock, Non-Voting Common Stock, Warrants or other securities, which is not a registration solely to implement an employee benefit plan pursuant to a registration statement on Form S-8 or a registration statement on Form S-4, the Company will promptly give written notice to the holders of the Securities of its intention to effect such a registration and the Company will effect the registration under the Securities Act of all registrable securities that the holders request be included in such registration.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement attached as Exhibit 10.2 hereto.

Board Appointment, Observer Rights and Preemptive Rights

Pursuant to the terms of the Securities Purchase Agreement, Castle Creek will be entitled to have one representative appointed to the Company’s board of directors for so long as Castle Creek, together with its respective affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the Company’s Common Stock. If Castle Creek, together with its respective affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the Company’s Common Stock and does not have a board representative on the Company’s board of directors, the Company will invite a person designated by Castle Creek to attend meetings of the Company’s Board of Directors as an observer.

After May 8, 2019, and for so long as Castle Creek, together with its respective affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the Company’s Common Stock, if the Company makes any public or nonpublic offering or sale of any equity (including Common Stock, Series B Preferred Stock or Non-Voting Common Stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component, then Castle Creek will be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of new securities in the aggregate required to enable it to maintain its proportionate Common Stock equivalent interest in the Company immediately prior to any such issuance of new securities. These preemptive rights will not apply upon (i) the exercise of employee stock options, restricted stock or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board, which do not exceed in the aggregate 5% of the outstanding shares of Common Stock as of May 8, 2019 or (ii) the issuances of capital stock as full or partial consideration for a merger.

Subscription Agreement

The Company also entered into subscription agreements dated as of May 8, 2019 (the “Subscription Agreements”) with certain directors and executive officers of the Company as well as other accredited investors. Pursuant to the Subscription Agreements, the investors have agreed to purchase an aggregate of 269,277 shares of Common Stock at $14.25 per share for gross proceeds of approximately $3.8 million, before payment of placement fees and related costs and expenses. The Subscription Agreements contain representations, warranties, and covenants of the purchaser and the Company that are customary in private placement transactions.

Item 3.02 Unregistered Sales of Equity Securities.

The estimated aggregate sales commissions were $926,744. Additionally, the information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On May 9, 2019, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary to the Articles of Incorporation of Pathfinder Bancorp, Inc. designating the Company’s Series B Convertible Perpetual Preferred Stock, par value $0.01 per share

4.1	Warrant Agreement, by and between Pathfinder Bancorp, Inc. and Castle Creek Capital Partners VII, L.P., dated May 8, 2019

10.1	Securities Purchase Agreement, by and between Pathfinder Bancorp, Inc. and the Purchasers Identified on the Signature Pages Thereto, dated May 8, 2019

10.2	Registration Rights Agreement, by and between Pathfinder Bancorp, Inc. and Castle Creek Capital Partners VII, L.P., dated May 8, 2019

99.1	Press Release, dated May 9, 2019

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PATHFINDER BANCORP, INC.

Date:	May 9, 2019	By:	/s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer